
              Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  14
Independent Auditors' Report...........  19
Dividend Reinvestment Plan.............  20


                            Letter to Shareholders

November 22, 1995


Dear Shareholder:
  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  Although the third quarter posted a stronger-than-expected gross domestic product annual growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by one-quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust's tax-exempt distribution rate on October 31, 1995, was 7.34 percent <F3>, based on the closing stock price of $10.625 per common share. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning
11.47 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) than many income alternatives.
  During the past year, the municipal yield curve remained relatively flat (meaning that yields on short-term and long-term municipal bonds are similar). As the graph on the following page shows, the Trust's market price reacted by trading downward, as high short-term rates elevated the Trust's preferred costs and put pressure on the common share dividend. Subsequently, in May, the Trust's Board of Trustees approved a new annualized dividend level of $0.78 per common share which more closely reflects the Trust's earnings potential.

1  (Continued on page two)


Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.
  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets, including municipal bonds, is positive. As interest rates fall in response to a slowing economy, we believe yields on short term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]

                       Market
   Date      NAV       Price

31-Oct-94    10.50     11.125
30-Nov-94    10.14     10.500
31-Dec-94    10.33     10.500
31-Jan-95    10.61     11.125
28-Feb-95    10.99     11.375
31-Mar-95    10.95     11.250
30-Apr-95    10.76     11.500
31-May-95    10.76     10.875
30-Jun-95    10.70     10.500
31-Jul-95    10.63     10.625
31-Aug-95    10.76     10.500
30-Sep-95    10.71     10.750
31-Oct-95    10.75     10.625

Based on month-end prices


  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking a high level of current income exempt from federal income tax. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                             Dennis J. McDonnell
Chairman                                  President
Van Kampen American Capital               Van Kampen American Capital
Investment Advisory Corp.                 Investment Advisory Corp.


2




                Performance Results for the Period Ended October 31, 1995
                    Van Kampen Merritt Investment Grade Municipal Trust
                                (NYSE Ticker Symbol - VIG)

Total Returns
One-year total return based on market price<F1>........................................    2.88%
One-year total return based on NAV<F2>.................................................   10.59%


Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    6.50%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....   10.16%
Distribution rate as a % of closing common stock price<F3>.............................    7.34%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   11.47%


Share Valuations
Net asset value........................................................................  $10.75
Closing common stock price.............................................................  $10.625
One-year high common stock price (04/27/95)............................................  $11.625
One-year low common stock price (11/11/94).............................................  $ 9.75
Preferred share rate<F5>...............................................................    3.786%

<F1>  Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>  Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>  Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>  The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

<F5>  See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

      A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

      Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3



                                    Portfolio of Investments

                                      October 31, 1995
-------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------
          Municipal Bonds
          Arkansas  4.2%
$  1,000  Dogwood Addition PRD Muni Ppty Owners Multi Purp Impt
          Dist No 8 AR Impt Ser A <F3> .........................   9.750%  07/01/12  $   629,000
   1,000  Dogwood Addition PRD Muni Ppty Owners Multi Purp Impt
          Dist No 8 AR Impt Ser B <F3> .........................   9.750   07/01/12      629,000
   2,165  Maumelle, AR West Pointe Addition Muni Ppty Owners
          Multi Purp Impt Dist No 7 <F2> .......................   9.500   12/01/10    1,948,500
                                                                                     -----------
                                                                                       3,206,500
                                                                                     -----------

          California    4.4%
   4,490  Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd) ..................................        *  09/01/17    1,160,485
     225  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev ....        *  01/01/13      124,213
     650  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Ser A ................................................        *  01/01/28       72,417
   2,000  Metropolitan Wtrwks Dist Southern CA Rev .............    5.950  08/05/22    1,999,780
                                                                                     -----------
                                                                                       3,356,895
                                                                                     -----------

          Colorado     11.3%
   4,500  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C .................................        *  08/31/15    1,104,390
  10,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
          Proj Ser C ...........................................        *  08/31/26    1,042,700
   2,800  Denver, CO City & Cnty Arpt Rev Ser A ................    8.500  11/15/23    3,192,532
     220  Jefferson Cnty, CO Residential Mtg Rev ...............   11.500  09/01/11      361,585
     100  Jefferson Cnty, CO Residential Mtg Rev ...............    9.000  09/01/12      139,466
     145  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/03) ............................................   11.500  09/01/11      209,092
     160  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/04) ............................................   11.500  09/01/11      237,008
     180  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/05) ............................................   11.500  09/01/11      272,529
     205  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/06) ............................................   11.500  09/01/11      317,428
     235  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/07) ............................................   11.500  09/01/11      369,883
     265  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/08) ............................................   11.500  09/01/11      422,577
     300  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/09) ............................................   11.500  09/01/11      483,522
     340  Jefferson Cnty, CO Residential Mtg Rev (Prerefunded @
          09/01/10) ............................................   11.500  09/01/11      552,184
                                                                                     -----------
                                                                                       8,704,896
                                                                                     -----------

4  See Notes to Financial Statements




                                 Portfolio of Investments (Continued)

                                      October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
        District of Columbia    0.6%
$  500  Metropolitan WA, DC Arpt Auth Genl Arpt Rev
        Ser A (MBIA Insd) ........................................   5.875%  10/01/15  $    502,370
                                                                                       ------------


        Florida     6.0%
 2,000  Florida Hsg Fin Agy Hsg Bradley Park Apts Proj <F3> ......    9.750  12/01/19       914,200
 1,000  Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando Genl Hosp
        Ser A (Prerefunded @ 06/01/99) ...........................    8.750  06/01/16     1,157,390
 1,000  Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando Genl Hosp
        Ser B (Prerefunded @ 06/01/99) ...........................    8.750  06/01/16     1,157,390
 2,300  Sun N Lake of Sebring, FL Impt Dist Spl Assmt Ser A <F3>
        ..........................................................   10.000  12/15/11     1,357,000
                                                                                       ------------
                                                                                          4,585,980
                                                                                       ------------

        Illinois   19.4%
 1,000  Alton, IL Hlth Fac Rev & Impt Christian Hlth Ser C
        Rfdg (Prerefunded @ 02/15/01) (FGIC Insd) <F2> ...........    7.200  02/15/21     1,145,620
 2,500  Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent Proj ....    8.375  09/01/14     2,703,525
 7,405  Aurora, IL Single Family Mtg Rev Cap Apprec (AMBAC Insd)..        *  12/01/22       874,086
 2,740  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
        Ser B ....................................................    8.950  05/01/18     3,111,407
   510  Cook Cnty, IL Sch Dist No 107 La Grange ..................    7.150  12/01/08       586,699
   575  Cook Cnty, IL Sch Dist No 107 La Grange ..................    7.200  12/01/09       661,336
   625  Cook Cnty, IL Sch Dist No 107 La Grange ..................    7.000  12/01/10       702,369
   500  Hodgkins, IL Tax Increment Rev Ser A Rfdg ................    7.625  12/01/13       511,630
   950  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D .......    9.500  11/15/15     1,120,012
   745  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
        (Prerefunded @ 11/15/00) .................................    9.500  11/15/15       926,028
   500  Illinois Hlth Fac Auth Rev Lutheran Social Svcs Proj Ser
        A (Prerefunded @ 08/01/00) ...............................    7.650  08/01/20       573,105
 1,910  Illinois Hsg Dev Auth Residential Mtg Rev Ser B ..........    7.250  08/01/17     2,031,686
                                                                                       ------------
                                                                                         14,947,503
                                                                                       ------------

        Indiana 2.9%
 2,000  Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp & Hlth
        Cent Ser A Rfdg (Prerefunded @ 08/15/98) .................    8.750  02/15/13     2,263,080
                                                                                       ------------

5  See Notes to Financial Statements




                                 Portfolio of Investments (Continued)

                                      October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                          Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
         Louisiana    2.1%
$ 1,500  Ouachita Parish, LA Hosp Svcs Dist No 1 Rev
         Glenwood Regl Med Cent ...........................   7.500%  07/01/21  $  1,607,070
                                                                                ------------

         Maryland    4.6%
  2,800  Baltimore, MD Cap Apprec Cons Pub Impt Ser
         (FGIC Insd) ......................................        *  10/15/08     1,387,904
  2,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
         Single Family Ser 4 (FHA Gtd) ....................    7.450  04/01/32     2,121,100
                                                                                ------------
                                                                                   3,509,004
                                                                                ------------

         Massachusetts  1.2%
    500  Massachusetts St Hlth & Edl Fac Auth Rev
         Melrose-Wakefield Hosp Ser A
         (Prerefunded @ 07/01/96) .........................    8.625  07/01/18       525,645
    395  Massachusetts St Hsg Fin Agy Multi Family
         Residential Dev Ser A (FNMA Collateralized) ......    8.150  02/01/29       423,187
                                                                                ------------
                                                                                     948,832
                                                                                ------------

         Michigan  1.3%
    850  Michigan St Hosp Fin Auth Rev Battle Creek
         Hosp Ser H .......................................    9.500  11/15/15       983,875
                                                                                ------------

         Minnesota 1.7%
  5,660  Southern MN Muni Pwr Agy Pwr Supply Sys Rev
         Ser A (MBIA Insd) ................................        *  01/01/21     1,329,421
                                                                                ------------


         Montana 4.6%
  2,900  Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr & Lt
         Ser B Rfdg (AMBAC Insd) ..........................    7.250  08/01/21     3,283,873
    300  Montana St Brd Invt Res Recovery Rev Yellowstone
         Energy L P Proj ..................................    7.000  12/31/19       290,469
                                                                                ------------
                                                                                   3,574,342
                                                                                ------------

         Nevada   2.0%
  1,500  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd) ......................................    6.700  06/01/22     1,579,305
                                                                                ------------

         New Hampshire   4.2%
  2,500  New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp
         Catholic Med Cent Rfdg ...........................    8.250  07/01/13     2,717,450
    500  New Hampshire St Indl Dev Auth Rev Pollutn Ctl
         Pub Svcs Co NH Proj C ............................    7.650  05/01/21       531,840
                                                                                ------------
                                                                                   3,249,290
                                                                                ------------

6  See Notes to Financial Statements




                                 Portfolio of Investments (Continued)

                                      October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                            Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
         New York  9.6%
$ 1,260  New York City Muni Wtr Fin Auth Ser A
         (Prerefunded @ 06/15/01) (AMBAC Insd) ..............   6.750%  06/15/06  $  1,419,201
  1,240  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         (AMBAC Insd) .......................................   6.750   06/15/06     1,356,746
  2,000  New York St Loc Govt Assistance Corp Ser C Rfdg ....   5.000   04/01/21     1,792,200
  1,000  New York St Med Care Fac Fin Agy Rev Presbyterian
         Hosp (MBIA Insd) ...................................   5.375   02/15/25       945,060
  2,000  New York St Urban Dev Corp Rev Correctional Fac Ser
         A Rfdg (AMBAC Insd) ................................   5.000   01/01/17     1,850,960
                                                                                  ------------
                                                                                     7,364,167
                                                                                  ------------

         Pennsylvania 3.2%
  1,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Coll
         Toledo Edison Co Proj Rfdg .........................    7.625  05/01/20     1,037,610
    500  Pennsylvania Econ Dev Fin Auth Recycling Rev
         Ponderosa Fibres Proj Ser A ........................    9.250  01/01/22       513,180
  1,000  Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser
         1993 A .............................................    6.000  12/01/13       903,930
                                                                                  ------------
                                                                                     2,454,720
                                                                                  ------------

         Tennessee  3.2%
  2,195  Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
         Open Arms Dev Cent Ser E ...........................    9.750  08/01/19     2,439,216
                                                                                  ------------


         Texas   4.7%
  2,580  Texas St Pub Ppty Fin Corp Rev Mental Hlth &
         Retardation Rfdg (Cap Guar Insd) ...................    5.500  09/01/13     2,529,277
  1,000  West Side Calhoun Cnty, TX Navig Dist Solid Waste
         Disp Union Carbide Chem & Plastics .................    8.200  03/15/21     1,131,960
                                                                                  ------------
                                                                                     3,661,237
                                                                                  ------------

7  See Notes to Financial Statements




                                 Portfolio of Investments (Continued)

                                      October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)   Description                                     Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
        Wisconsin  1.5%
$  990  Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
        Vly Hosp Ser F Rfdg ..........................   9.500%  11/15/12  $  1,176,763
                                                                           ------------

        Wyoming    1.4%
 1,000  Laramie Cnty, WY Indl Dev Rev Cheyenne Lt,
        Fuel & Pwr Co Ser A (AMBAC Insd) .............    7.250  09/01/21     1,066,310
                                                                           ------------

Total Long-Term Investments 94.1%
  (Cost $68,810,296) <F1>................................................    72,510,776
Short-Term Investments at Amortized Cost  3.7%...........................     2,800,000
Other Assets in Excess of Liabilities   2.2%.............................     1,726,612
                                                                           ------------

Net Assets  100%.........................................................  $ 77,037,388
                                                                           ============
*Zero coupon bond

<F1>  At October 31, 1995, for federal income tax purposes, cost is $68,957,848, and the aggregate gross unrealized appreciation is $6,360,831 and the aggregate gross unrealized depreciation is $2,953,267, resulting in net unrealized appreciation including options and futures transactions of $3,407,564.

<F2>  Assets segregated as collateral for open option and open futures transactions.

<F3>  Non-Income producing security.



The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


                       Portfolio Composition by Credit Quality
                       AAA.........................    35.4%
                       AA..........................     5.7
                       A...........................    11.0
                       BBB.........................    23.0
                       BB..........................    10.8
                       Non-Rated...................    14.1
                                                     -------
                                                      100.0%
                                                     =======


8  See Notes to Financial Statements




                                      Statement of Assets and Liabilities

                                                October 31, 1995
-----------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $68,810,296) (Note 1)....................................  $  72,510,776
Short-Term Investments (Note 1).............................................................      2,800,000
Cash........................................................................................         85,984
Receivables:
  Interest .................................................................................      2,111,850
  Investments Sold..........................................................................        109,441
  Margin on Futures (Note 4)................................................................         18,750
                                                                                              --------------
     Total Assets...........................................................................     77,636,801
                                                                                              --------------

Liabilities:
Payables:
  Income Distributions - Common and Preferred Shares........................................        368,991
  Investment Advisory Fee (Note 2)..........................................................         39,327
Options at Market Value (Net premiums received of $39,441) (Note 4).........................         39,844
Accrued Expenses............................................................................        151,251
                                                                                              --------------
     Total Liabilities......................................................................        599,413
                                                                                              --------------
Net Assets..................................................................................  $  77,037,388
                                                                                              ==============

Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 250 issued with liquidation preference of $100,000 per share) (Note 5)....................................  $  25,000,000
                                                                                              --------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  4,839,000 shares issued and outstanding)..................................................         48,390
Paid in Surplus.............................................................................     52,700,019
Net Unrealized Appreciation on Investments..................................................      3,555,116
Accumulated Distributions in Excess of Net Investment Income (Note 1).......................       (840,077)
Accumulated Net Realized Loss on Investments................................................     (3,426,060)
                                                                                              --------------
     Net Assets Applicable to Common Shares.................................................     52,037,388
                                                                                              --------------
Net Assets..................................................................................  $  77,037,388
                                                                                              ==============

Net Asset Value Per Common Share ($52,037,388 divided by 4,839,000 shares outstanding)......  $       10.75
                                                                                              ==============

9  See Notes to Financial Statements





                                              Statement of Operations

                                        For the Year Ended October 31, 1995
-------------------------------------------------------------------------------------------------------------
Investment Income:
Interest.....................................................................................  $    5,028,945
                                                                                               ---------------
Expenses:
Investment Advisory Fee (Note 2).............................................................         459,964
Preferred Share Maintenance (Note 5).........................................................          78,257
Audit........................................................................................          51,374
Shareholder Services (Note 2)................................................................          45,026
Custody......................................................................................          41,877
Legal (Note 2)...............................................................................          31,718
Trustees Fees and Expenses (Note 2)..........................................................          24,524
Amortization of Organizational Expenses (Note 1).............................................             610
Other........................................................................................          51,591
                                                                                               ---------------
Total Expenses...............................................................................         784,941
                                                                                               ---------------
Net Investment Income........................................................................  $    4,244,004
                                                                                               ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales..........................................................................  $   40,840,955
Cost of Securities Sold (Including reorganization and restructuring costs of $71,745)........     (42,732,523)
                                                                                               ---------------
Net Realized Loss on Investments (Including realized loss on closed and expired option and
futures transactions of $203,384 and $2,630,972, respectively)...............................      (1,891,568)
                                                                                               ---------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period......................................................................        (301,649)
End of the Period (Including unrealized depreciation on open option and futures transactions
of $403 and $144,961, respectively)..........................................................       3,555,116
                                                                                               ---------------
Net Unrealized Appreciation on Investments During the Period.................................       3,856,765
                                                                                               ---------------
Net Realized and Unrealized Gain on Investments..............................................  $    1,965,197
                                                                                               ===============

Net Increase in Net Assets from Operations...................................................  $    6,209,201
                                                                                               ===============


10  See Notes to Financial Statements




                                     Statement of Changes in Net Assets

                               For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                           Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     4,244,004   $     4,636,263
Net Realized Loss on Investments...................................       (1,891,568)       (1,060,509)
Net Unrealized Appreciation/Depreciation on Investments
  During the Period................................................        3,856,765        (6,105,171)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................        6,209,201        (2,529,417)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (3,256,358)       (4,395,348)
  Preferred Shares.................................................         (987,646)         (687,350)
                                                                     ----------------  ----------------
                                                                          (4,244,004)       (5,082,698)
Distributions in Excess of Net Investment
  Income - Common Shares (Note 1)..................................         (735,484)         (104,593)
                                                                     ----------------  ----------------
Total Distributions................................................       (4,979,488)       (5,187,291)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................        1,229,713        (7,716,708)
Net Assets:
Beginning of the Period............................................       75,807,675        83,524,383
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
of $(840,077) and $(104,593), respectively)........................  $    77,037,388   $    75,807,675
                                                                     ================  ===============


11  See Notes to Financial Statements



                             Financial Highlights

    The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------
                                                         Year Ended October 31,
                                                         -----------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>.........  $   10.500  $    12.094
                                                        ----------  ------------
  Net Investment Income...............................        .877         .958
  Net Realized and Unrealized Gain/Loss on
    Investments.......................................        .406       (1.480)
                                                        ----------  ------------
Total from Investment Operations......................       1.283        (.522)
                                                        ----------  ------------
Less:
  Distributions from and in Excess of Net Investment
    Income (Note 1):
    Paid to Common Shareholders.......................        .825         .930
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................        .204         .142
                                                        ----------  ------------
Total Distributions...................................       1.029        1.072
                                                        ----------  ------------
Net Asset Value, End of the Period....................  $   10.754  $    10.500
                                                        ==========  ============


Market Price Per Share at End of the Period...........  $  10.625   $   11.125
Total Investment Return at Market Price
  (Non-Annualized) <F2>...............................      2.88%      (13.59%)
Total Return at Net Asset Value (Non-Annualized)<F3>..     10.59%       (5.77%)
Net Assets at End of the Period (In millions)           $    77.0   $     75.8
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (Annualized) .........................      1.52%        1.47%
Ratio of Expenses to Average Net Assets
  (Annualized)........................................      1.02%        1.01%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (Annualized) <F4>.......      6.31%        7.20%
Portfolio Turnover....................................     50.27%       29.89%

<F1>  Net asset value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable



12



                             Financial Highlights (Continued)

    The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------
                                                       November 30, 1989
                                                           (Commencement
                         Year Ended October 31             of Investment
                    -----------------------------------   Operations) to
                    1993          1992         1991     October 31, 1990
--------------------------------------------------------------------------------
                 $   11.151    $  11.502    $  10.832    $    10.901
                 ----------    ---------    ---------    -----------
                      1.090        1.090        1.153          1.001


                       .917        (.348)        .647          (.115)
                 ----------    ---------    ---------    -----------
                      2.007         .742        1.800           .886
                 ----------    ---------    ---------    -----------


                       .930         .925         .886           .725


                       .134         .168         .244           .230
                 ----------    ---------    ---------    -----------
                      1.064        1.093        1.130           .955
                 ----------    ---------    ---------    -----------
                 $   12.094    $  11.151    $  11.502    $    10.832
                 ==========    =========    =========    ===========


                $    13.875    $  11.750    $  12.250    $    10.500

                     26.46%        3.10%       25.65%           .21%

                     17.40%        5.04%       14.87%          3.70%
                $      83.5    $    79.0    $    80.7    $      77.4

                      1.35%        1.52%        1.53%          1.41%
                       .94%        1.05%        1.05%            N/A
                      8.14%        8.01%        8.12%          7.75%
                      7.04%       20.87%       52.20%        133.73%


13  See Notes to Financial Statements



                                Notes to Financial Statements

                                     October 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on November 30, 1989.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation -- Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Trust owns over 90% of the original bond issue. At October 31, 1995, approximately 10.3% of the Trust's net assets consisted of such securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
At October 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income -- Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses -- The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended November 30, 1994.

14

                      Notes to Financial Statements (Continued)

                                  October 31, 1995
--------------------------------------------------------------------------------

E. Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward of $3,278,508, of which $414,447, $15,580, $1,028,658 and
$1,819,823 will expire on October 31, 1998, 2001, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

F. Distribution of Income and Gains -- The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended October 31, 1995, the Trust recognized expenses of approximately $18,800 representing VKAC's cost of providing accounting, legal and certain shareholder services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers

15


                   Notes to Financial Statements (Continued)

                                October 31, 1995
--------------------------------------------------------------------------------

of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $25,700.
  At October 31, 1995, VKAC owned 9,000 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995 were $36,557,370 and $42,660,778, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts -- An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.
  Transactions in options for the year ended October 31, 1995, were as follows:


                                                       Contracts       Premium
------------------------------------------------------------------------------
Outstanding at October 31, 1994......................        50   $    15,222
Options Written and Purchased (Net)..................     1,292      (375,132)
Options Terminated in Closing Transactions (Net).....      (200)       20,364
Options Expired (Net)................................      (592)      212,451
Options Exercised (Net)..............................      (500)      166,536
                                                        --------  ------------
Outstanding at October 31, 1995......................        50   $    39,441
                                                        ========  ============


16


                        Notes to Financial Statements (Continued)

                                   October 31, 1995
--------------------------------------------------------------------------------

  The related futures contracts of the outstanding option transactions as of October 31, 1995, and the description and market value are as follows:

                                           Expiration
                                           Month/
                                           Exercise    Market Value
                              Contracts    Price       of Option
-------------------------------------------------------------------
Municipal Bond Index Futures
  Written Put...............         50    Dec/115     $   (39,844)
                                     ==                ============


B. Futures Contracts -- A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts for the year ended October 31, 1995, were as follows:


                                      Contracts
-----------------------------------------------
Outstanding at October 31, 1994.....     1,140
Futures Opened......................     3,890
Futures Closed......................    (4,880)
                                      ---------
Outstanding at October 31, 1995.....       150
                                      =========


The futures contracts outstanding as of October 31, 1995, and the descriptions and unrealized depreciation are as follows:


                                                Unrealized
                                   Contracts  Depreciation
----------------------------------------------------------
Municipal Bond Index Futures
Dec. 1995-Sells to Open..........        50       $103,529
U.S. Treasury Bond Futures
Dec. 1995-Buys to Open...........       100         41,432
                                       ----       --------
                                        150       $144,961
                                       ====       ========



17

              Notes to Financial Statements (Continued)

                             October 31, 1995
--------------------------------------------------------------------------------

5. Preferred Shares
The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 1995 was 3.786%. During the year ended October 31, 1995, the rates ranged from 3.375% to 4.250%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.
  The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.


18

                         Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Investment Grade Municipal Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP

Chicago, Illinois
December 5, 1995


19




                          Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a Dividend Reinvestment Plan (the "Plan") for Common Shareholders pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

How the Plan Works
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                       One Parkview Plaza, Oakbrook Terrace, IL 60181
                                  Attn: Closed-End Funds


20




                Van Kampen Merritt Investment Grade Municipal Trust
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601




* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1995
     All rights reserved.

SM   denotes a service mark of
     Van Kampen American Capital Distributors, Inc.



21